UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2013 (July 2, 2013)

AMERICAN DG ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant’s Telephone Number, Including Area Code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On July 2, 2013, American DG Energy Inc. (or the “Company”) declared a special dividend of one share of EuroSite Power Inc. (or “EuroSite Power”) common stock for every ten shares of the Company's common stock. The special dividend is payable on August 15, 2013, to stockholders of record as of the close of business on July 25, 2013 and in connection with this transaction the Company will issue to its stockholders an aggregate of 4,880,720 shares of EuroSite Power common stock that it owns.

The EuroSite Power shares issued pursuant to the special dividend will not be restricted securities in the hands of shareholders who are not affiliates of the Company or Eurosite Power. Affiliates may sell the securities only after a 6 month holding period pursuant to the provisions of the SEC's Rule 144.

A copy of the Company's press release announcing the special dividend is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press release, dated as of July 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 8, 2013	AMERICAN DG ENERGY INC.
By: /s/ Anthony S. Loumidis
Anthony S. Loumidis, Chief Financial Officer

3